Exhibit 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Aug-05                                                         31-Aug-05

    Distribution Date:        BMW Vehicle Owner Trust 2004-A           Period #
                              ------------------------------
    26-Sep-05                                                                16

    --------------------------------------------------------------------------------------------------------------------------------

    Balances
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                 Initial               Period End
        Receivables                                                       $1,500,120,934             $748,051,790
        Reserve Account                                                       $9,683,915              $13,003,172
        Yield Supplement Overcollateralization                               $10,287,158               $5,012,629
        Class A-1 Notes                                                     $313,000,000                       $0
        Class A-2 Notes                                                     $417,000,000                       $0
        Class A-3 Notes                                                     $470,000,000             $453,205,385
        Class A-4 Notes                                                     $256,312,000             $256,312,000
        Class B Notes                                                        $33,521,000              $33,521,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Receivables Outstanding                                   $791,221,938
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                              $23,652,264
                Receipts of Pre-Paid Principal                               $18,911,640
                Liquidation Proceeds                                            $376,203
                Principal Balance Allocable to Gross Charge-offs                $230,040
            Total Receipts of Principal                                      $43,170,148

            Interest Distribution Amount
                Receipts of Interest                                          $3,080,625
                Servicer Advances                                                     $0
                Reimbursement of Previous Servicer Advances                    ($163,223)
                Accrued Interest on Purchased Receivables                             $0
                Recoveries                                                       $31,284
                Net Investment Earnings                                          $37,201
            Total Receipts of Interest                                        $2,985,888

            Release from Reserve Account                                              $0

        Total Distribution Amount                                            $45,925,995

        Ending Receivables Outstanding                                      $748,051,790

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance                 $771,716
        Current Period Servicer Advance                                               $0
        Current Reimbursement of Previous Servicer Advance                     ($163,223)
        Ending Period Unreimbursed Previous Servicer Advances                   $608,494

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                       $45,925,995
        Withdrawals from Collection Account
            Servicing Fees                                                      $659,352
            Class A Noteholder Interest Distribution                          $1,795,768
            First Priority Principal Distribution                                     $0
            Class B Noteholder Interest Distribution                             $98,328
            Regular Principal Distribution                                   $42,893,392
            Reserve Account Deposit                                                   $0
            Unpaid Trustee Fees                                                       $0
            Excess Funds Released to Depositor                                  $479,155
        Total Distributions from Collection Account                          $45,925,995


                                       1

    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                                  $750,634
            Release from Collection Account                               $479,155
        Total Excess Funds Released to the Depositor                    $1,229,790

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                   $44,787,488
        Amount Deposited from the Reserve Account                               $0
        Amount Paid to Noteholders                                     $44,787,488

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


        Monthly Principal Distributable Amount                     Current Payment      Ending Balance     Per $1,000       Factor
        Class A-1 Notes                                                         $0                  $0          $0.00        0.00%
        Class A-2 Notes                                                $26,098,777                  $0         $62.59        0.00%
        Class A-3 Notes                                                $16,794,615        $453,205,385         $35.73       96.43%
        Class A-4 Notes                                                         $0        $256,312,000          $0.00      100.00%
        Class B Notes                                                           $0         $33,521,000          $0.00      100.00%

        Interest Distributable Amount                              Current Payment          Per $1,000
        Class A-1 Notes                                                         $0               $0.00
        Class A-2 Notes                                                    $40,888               $0.10
        Class A-3 Notes                                                 $1,045,750               $2.23
        Class A-4 Notes                                                   $709,130               $2.77
        Class B Notes                                                      $98,328               $2.93



    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------
                                                                           Prior
                                                                      Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                  $0                  $0             $0
        Class A-2 Interest Carryover Shortfall                                  $0                  $0             $0
        Class A-3 Interest Carryover Shortfall                                  $0                  $0             $0
        Class A-4 Interest Carryover Shortfall                                  $0                  $0             $0
        Class B Interest Carryover Shortfall                                    $0                  $0             $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                  Beginning Period       Ending Period
        Number of Contracts                                                 47,452              46,088
        Weighted Average Remaining Term                                      36.28               35.32
        Weighted Average Annual Percentage Rate                              4.66%               4.65%

        Delinquencies Aging Profile End of Period                    Dollar Amount          Percentage
            Current                                                   $672,244,666              89.87%
            1-29 days                                                  $62,810,640               8.40%
            30-59 days                                                  $9,686,476               1.29%
            60-89 days                                                  $2,020,618               0.27%
            90-119 days                                                   $517,980               0.07%
            120-149 days                                                  $771,410               0.10%
            Total                                                     $748,051,790             100.00%
            Delinquent Receivables +30 days past due                   $12,996,484               1.74%


                                       2

        Write-offs
            Gross Principal Write-Offs for Current Period                 $230,040
            Recoveries for Current Period                                  $31,284
            Net Write-Offs for Current Period                             $198,756

            Cumulative Realized Losses                                  $3,761,980


        Repossessions                                                Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance            $1,371,131                  67
            Ending Period Repossessed Receivables Balance               $1,475,645                  69
            Principal Balance of 90+ Day Repossessed Vehicles             $211,412                   9



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                $5,289,385
        Beginning Period Amount                                         $5,289,385
        Ending Period Required Amount                                   $5,012,629
        Current Period Release                                            $276,756
        Ending Period Amount                                            $5,012,629
        Next Distribution Date Required Amount                          $4,743,148

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                               $13,753,806
        Beginning Period Amount                                        $13,753,806
        Net Investment Earnings                                            $37,201
        Current Period Deposit                                                  $0
        Current Period Release to Collection Account                            $0
        Current Period Release to Depositor                               $750,634
        Ending Period Required Amount                                  $13,003,172
        Ending Period Amount                                           $13,003,172

                                       3